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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 23, 1995
                                 (JUNE 17, 1995)
                                 Date of Report
                        (Date of earliest event reported)

                                  HBO & COMPANY
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


        0-9900                                          37-0986839
- ------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

   301 PERIMETER CENTER NORTH
         ATLANTA, GA                                                   30346
- ----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)

                                 (404) 393-6000
               --------------------------------------------------
               Registrant's telephone number, including area code



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ITEM 2.  ACQUISITION OF ASSETS

On June 17, 1995, HBO & Company of Georgia, a wholly owned subsidiary of HBO & Company (HBOC), acquired First Data Health Systems Corporation (HSG), a wholly owned subsidiary of First Data Corporation, in exchange for 4 million shares of common stock of HBOC, $500,000 in cash and a promissory note for $100,000. HSG provides information systems and services to hospitals, medical group practices and medical facilities throughout the United States, United Kingdom, Australia, Puerto Rico and other countries.

The transaction will be accounted for as a purchase. The cost of the acquisition will be allocated on the basis of the estimated fair market value of the assets acquired and the liabilities assumed. During the second quarter, HBOC will take a one-time pretax charge of approximately $125 million related to the acquisition. The Company is in the process of finalizing the purchase price allocation. As of December 31, 1994, HSG had approximately $150 million of assets and $119 million of liabilities.

Additional information regarding the transaction is set forth in the press release dated June 19, 1995, which is attached as Exhibit 99 and is incorporated by reference into this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

The financial statements of HSG will be filed by amendment as soon as practicable and in any event not later than sixty days after the date upon which this Form 8-K is required to be filed.

(b)  Pro forma financial information.

The pro forma financial information will be filed by amendment as soon as practicable and in any event not later than sixty days after the date upon which this Form 8-K is required to be filed.

(c)  Exhibits

     2    Stock Purchase Agreement, dated as of May 16, 1995, among First Data
Corporation, FDC Health Inc., First Data Health Systems Corporation, HBO & Company, and HBO & Company of Georgia, as amended by letter agreement dated June 17, 1995.

     99   Press release dated June 19, 1995, announcing the acquisition of HSG.



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                                             HBO & COMPANY
                                             (Registrant)

Date:  June 23, 1995

                                             /s/  Jay P. Gilbertson
                                             ---------------------------------
                                             Jay P. Gilbertson
                                             Vice President - Finance,
                                             Chief Financial Officer
                                             Treasurer and Assistant Secretary